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                                                                   EXHIBIT 10.9

                              LEASE AMENDMENT NO. 2


This Lease Amendment made and entered into this 23rd day of March 2001 by and between Whitesell Enterprises, hereinafter referred to as "Landlord" and American Bio Medica Corporation, hereinafter referred to as "Tenant".

WHEREAS, Landlord leased to Tenant that certain premises known as 603 Heron Drive, Unit 3, Bridgeport, New Jersey, (the "Property") pursuant to a Lease dated July 7,1999; and subsequently amended by Lease Amendment No. 1 dated August 17, 1999, (the "Lease") the terms and conditions being more particularly described therein, and

WHEREAS, Landlord and Tenant wish to further amend the Lease, the parties hereby agree to the following:

NOW THEREFORE, in consideration of these promises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant intending to be legally bound hereby amend the lease as follows:

1. Effective March 26, 2001, Unit 4 at 603 Heron Drive, Bridgeport, New Jersey shall be included under the terms and conditions of this Lease. The Lease Term shall be coterminous terminating August 31, 2002.

2.   Unit 4 consists of 5,238 square feet.

3. The base rental rate for Unit 4 shall be $4.50 per square foot Net, $1,964.25 Monthly, $23,571.00 Yearly.

4.   The Prorata Share for Unit 4 shall be 12.12%.

All other terms and conditions of the original Lease, as amended, shall remain in full force and effect.

LANDLORD:     WHITESELL ENTERPRISES

By:  /s/ Thomas R. Whitesell
     ---------------------------
     Thomas R. Whitesell

TENANT:       AMERICAN BIO MEDNCA CORPORATION

By:  /s/ Douglas Casterlin
     ---------------------------
     Douglas Casterlin

                                                    ATTACHMENTS:
                                                    Exhibit "A" - Premises


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                                                    Exhibit "B" - Scope of Work
                                                    Exhibit "C" - Warranty

                                   EXHIBIT "B"
                                   -----------

                                  SCOPE OF WORK

                                   UNIT 4 ONLY


This Exhibit "B" represents the entire Scope of Landlord's responsibility to prepare the Premises for occupancy. No verbal conversations shall be construed to indicate agreement by Landlord to modify, amend and/or to furnish any additional labor/materials unless incorporated into this Scope of Work (Exhibit "B").

     Tenant Name:    American Bio Medica Corporation

     Address:        603 Heron Drive, Unit 4
                     Bridgeport, New Jersey 08014

I.   Scope of Work:

     1.   Janitorial cleaning and paint offices.

     2.   All lighting will be operational including emergency and exit lights.

     3. Unit shall comply with all applicable building code items a necessary to obtain a certificate of Occupancy. Any work necessary to comply with code requirements or changes caused by installation of Tenant's equipment or renovations to unit outside this Scope of Work shall be the responsibility of Tenant.

     4.   HVAC systems will be made operational.

     5.   Provide standard keys and signage.

     6. Renovations to and accommodation to the public and employees within the Premises which are required by the Americans with Disabilities Act are the responsibility of Tenant.

     7.   Special Instructions:
          LANDLORD SHALL PROVIDE ONE (1) 8' X 10' OPENING BETWEEN UNIT 3 AND UNIT 4 IN WAREHOUSE PORTION.


LANDLORD:     WHITESELL ENTERPRISES

By:  /s/ Thomas R. Whitesell
     ---------------------------
     Thomas R. Whitesell

TENANT:       AMERICAN BIO MEDICA CORPORATION

By:  /s/Douglas Casterlin
     ---------------------------
     Douglas Casterlin



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                                   EXHIBIT "C"
                                   -----------

                                    WARRANTY

                                   UNIT 4 ONLY

It is understood and agreed that Tenant accepts the space upon occupancy in its present condition, with the following warranty:


              1.          We grant Tenant a 30 day warranty period for
                    mechanical, plumbing and electrical systems. If repairs are required by reasons other than Tenant's negligence and misuse during this 30 day period, then Landlord will be responsible for corrective action. In addition, Landlord warrants the mechanical system for 30 days during the beginning of the first cooling and heating season which occurs during the Term of the Lease. The cooling and heating seasons shall be deemed to commence on May 1 and October 1, respectively.

              2.          Landlord also agrees to give Tenant all the
                    assignable rights of Landlord under and by virtue of any equipment or other manufacturer's warranties involved in connection with the original installation as it pertains to Tenant's repair and maintenance responsibilities under the Lease.


Except as hereinabove provided, Landlord shall have no obligation to repair, maintain, alter, replace or modify the Premises or any part thereof, or any plumbing, heating, electrical, air-conditioning or other mechanical installation therein at Landlord's expense following the initial 30 day warranty period. Under no circumstances shall Landlord be obligated to repair, replace or maintain any plate glass or door or window glass.

In the event Tenant is the original occupant of the Premises in a newly constructed building, notwithstanding the provisions of Article 12, Landlord will replace or repair at its option and cost, any defect arising in the Building or the Premises due to defective material or labor for a period of one
(1) year from the commencement date of the Lease.

TENANT ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THIS WARRANTY NEITHER LANDLORD NOR ANY AGENT OR REPRESENTATIVES OF LANDLORD HAVE MADE, AND LANDLORD IS NOT LIABLE OR RESPONSIBLE FOR, OR BOUND IN ANY MANNER BY, ANY EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS, OBLIGATIONS, GUARANTEES OR STATEMENTS, PERTAINING TO THE PREMISES OR THE BUILDING, THE PHYSICAL CONDITION THEREOF, THE


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FITNESS AND QUALITY THEREOF, MERCHANTABILITY, FITNESS FOR
PARTICULAR PURPOSE, THE INCOME, EXPENSES OR OPERATION THEREOF, THE VALUE AND PROFITABILITY THEREOF, THE USES WHICH CAN BE MADE THEREOF OR ANY OTHER MATTER OR THING WHATSOEVER WITH RESPECT THERETO, AND THAT LANDLORD IS NOT LIABLE OR RESPONSIBLE FOR OR BOUND IN ANY MANNER BY (AND TENANT HAS NO RELIEF UPON) ANY VERBAL OR WRITTEN SUPPLIES GUARANTEE, STATEMENTS, INFORMATION OR INDUCEMENTS PERTAINING TO THE PREMISES OR THE BUILDING.




                                                             Initial: /s/DC
                                                                      /s/ TRW